                                                                  Exhibit 10.5



                              CONSENT AND AGREEMENT

                  THIS CONSENT AND AGREEMENT (this "Agreement") is entered into as of January 8, 2003, by and among KPCB Holdings, Inc., as nominee, a Delaware corporation (the "KPCB"), Asera, Inc., a Delaware corporation ("Asera"), Sherwood Partners, Inc., a California corporation ("Sherwood"), solely in its capacity as assignee for the benefit of creditors of Asera, SEEC, Inc., a Pennsylvania corporation (the "Buyer").

                                    RECITALS

                  WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of November 15, 2002 (as such may from time to time be amended, supplemented or otherwise modified, the "Bridge Agreement"), by and among Asera, KPCB and the other signatories thereto (such signatories, with KPCB, the "Bridge Lenders"), Asera has issued to the Bridge Lenders certain senior secured promissory notes pursuant to the Bridge Agreement in the aggregate principal amount of $2,112,525 (the "Bridge Notes");

                  WHEREAS, Asera's repayment obligations of all indebtedness, accrued and unpaid interest thereon and any other amounts owing by Asera to the Bridge Lenders pursuant to the Bridge Notes and Bridge Agreement (collectively, the "Bridge Indebtedness") is secured by the Collateral (as such term is defined in the Bridge Agreement);

                  WHEREAS, KPCB, in its capacity as (i) the representative and collateral agent for and on behalf of the Bridge Lenders (in such capacity, the "Collateral Agent") and (ii) the Majority Lenders (as such term is defined in the Bridge Agreement), may amend or waive any provision of the Bridge Agreement or the other Transaction Documents (as such term is defined in the Bridge Agreement) including, without limitation, the Bridge Notes, and such amendment and/or waiver shall be binding on all Bridge Lenders;

                  WHEREAS, concurrently with the execution hereof, Asera intends to make a general assignment for the benefit of creditors (the "Assignment") whereby all of its assets (including, without limitation, the Collateral) will be transferred to Sherwood as the assignee (hereinafter Sherwood shall be referred to as the "Assignee");

                  WHEREAS, concurrently with the execution hereof but effective as of immediately following the Assignment, the Assignee has agreed to sell, and the Buyer has agreed to purchase, the Required Assets (as such term is defined in the Asset Purchase Agreement) including, without limitation, the Collateral, and assume the Assumed Liabilities (as such term is defined in the Asset Purchase Agreement), including, without limitation, the Bridge Indebtedness, pursuant to that certain Asset Purchase Agreement dated as of January 8, 2003 (the "Asset Purchase Agreement"), by and between the Assignee and the Buyer (such sale and purchase, the "Asset Sale");

                  WHEREAS, following the consummation of the Asset Sale, the Buyer and the Bridge Lenders desire to convert the Bridge Indebtedness into shares of capital stock of the Buyer and, in certain instances, the right to receive



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certain cash payments, subject to the satisfaction of certain conditions as set forth herein, as satisfaction in full for all Bridge Indebtedness, as such will be assumed by the Buyer in connection with the Asset Sale;

                  WHEREAS, in addition thereto, the Buyer and KPCB desire to enter into a consulting agreement pursuant to which KPCB will provide to the Buyer certain services in exchange for certain rights to acquire shares of capital stock of the Buyer, each as further provided herein; and

                  WHEREAS, the various parties hereto desire to memorialize their respective agreements with respect to the foregoing as provided herein:

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the foregoing, the mutual representations, warranties and covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         Section 1. Certain Consents of Bridge Lenders.

                  (a) Assignment for the Benefit of Creditors.

                           (i) Subject to the provisions hereof, KPCB, in its
capacity as the Collateral Agent and with the consent of the Majority Lenders, will and hereby does consent to Asera's making a general assignment for the benefit of creditors and naming Sherwood as the Assignee; provided, however, that the liens and security interests on the Required Assets granted to the Bridge Lenders pursuant to certain of the Transaction Documents shall remain in full force and effect until the Bridge Conversion (as defined in Section 2(a) hereof) or until the Bridge Indebtedness is repaid in full.

                           (ii) It shall be a condition precedent to
effectiveness of the consent set forth in Section 1(a) hereof, that the Closing (as such term is defined in the Asset Purchase Agreement) shall have occurred under the Asset Purchase Agreement in form and substance satisfactory to the Majority Lenders.

                  (b) Asset Sale.

                           (i) Subject to the provisions hereof and the
satisfaction of all of the conditions precedent set forth in this Section 1(b), KPCB, in its capacity as the Collateral Agent and with the consent of the Majority Lenders, will and hereby does consent to the sale of the Required Assets by the Assignee to the Buyer, which consent shall be effective upon the Closing (as defined in the Asset Purchase Agreement); provided, however, that the liens and security interests on the Required Assets granted to the Bridge Lenders pursuant to certain of the Transaction Documents shall remain in full force and effect until the Bridge Conversion or until the Bridge Indebtedness is repaid in full. Notwithstanding the foregoing, except as expressly provided in the Bridge Loan Assumption Agreement (as such term is defined in the Asset Purchase Agreement), the term "Collateral" (as used in the Bridge Agreement and the other Transaction Documents) shall only include the Required Assets and shall not include any other assets now owned or hereinafter acquired by the Buyer. The foregoing consent to the Asset Sale


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

shall in no way be deemed a consent to any future sale of the Required Assets by the Buyer.

                           (ii) It shall be a condition precedent to
effectiveness of the consent set forth in Section 1(b) hereof, that each of the following conditions shall have been satisfied:

                                    (A) the Closing shall have occurred under
         the Asset Purchase Agreement in form and substance satisfactory to the Majority Lenders;

                                    (B) the Collateral Agent shall have received
         from Asera or the Buyer, as the case may be, an executed counterpart signature page to this Agreement from each other party hereto; and

                                    (C) each of Comdisco (as defined in the
         Asset Purchase Agreement) and the Syndicate (as defined in the Asset Purchase Agreement) shall have entered into loan assumption agreements with the Assignee and the Buyer in connection with the Asset Sale, each in form and substance acceptable to the Collateral Agent, and such agreements shall have become effective by their respective terms.

         Section 2. Agreement to Convert Bridge Indebtedness.

                  (a) Bridge Note Conversion. The Collateral Agent , with the consent of the Majority Lenders, Asera and the Buyer hereby amend each Bridge
Note in the manner described in, and so as to effect the transactions contemplated by, this Section 2(a).

                           (i) Subject to the foregoing provisions and the
satisfaction (or waiver) of all of the conditions precedent set forth in Sections 2(a)(ii) and (iii) herein, the following shall occur (the "Bridge Conversion"):

                                    (A) All Bridge Indebtedness shall be
         converted, automatically and without any action of any Bridge Lender, into an aggregate of 1,646,129 shares of common stock, par value $0.01 per share ("Buyer Common Stock"), of the Buyer (such shares, the "Conversion Shares"), in satisfaction in full of any and all of the debtor's repayment obligations under the Transaction Documents. Such Conversion Shares shall be allocated ratably among the Bridge Lenders in accordance with their respective Pro-Rata Shares (as such term is defined in the Bridge Agreement) and as set forth on Exhibit A hereto.

                                    (B) The Bridge Conversion shall be deemed to
         have been made immediately upon the close of business of the day following the satisfaction of the conditions precedent set forth in Sections 2(a)(ii) and (a)(iii) hereof (such date, the "Conversion Date"), and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes (including, without limitation, the right to participate in all distributions or restructurings or recapitalizations) as the record holder or holders of such Conversion Shares as of such time.

                                    (C) As soon as practicable following (and in
         no event more than ten (10) business days after) the Conversion Date,


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

         the Buyer shall cause its transfer agent to prepare and deliver to each Bridge Lender a certificate or certificates representing the number of Conversion Shares issuable by reason of such conversion in the name of such Bridge Lender. The issuance of such stock certificates upon the Bridge Conversion shall be made without charge to such Bridge Lender for any issuance tax in respect thereof or other cost incurred by the Buyer in connection with such conversion and the related issuance of the Conversion Shares.

                                    (D) In addition to the Conversion Shares,
         the Buyer shall deliver to the Collateral Agent an aggregate of $301,782.32 in cash (the "Participation Payment"), which shall be allocated among each Bridge Lender who, during the period commencing on the date hereof through and including the Conversion Date, acquires at least its Pro-Rata Amount (as defined herein) of Buyer Common Stock (excluding, for such purpose, the Conversion Shares issuable to such Bridge Lender hereunder) (a "Participating Bridge Lender"). The Participation Payment shall be paid by the Buyer to the Collateral Agent, on behalf of the Participating Bridge Lenders, on the Conversion Date by wire transfer of immediately available funds to an account specified by the Collateral Agent. Thereafter, the Collateral Agent shall distribute to each Participating Bridge Lender its relative pro-rata share of the Participation Payment, which shall be determined based on the relative Pro-Rata Shares of the Participating Bridge Lenders vis-a-vis each other. For the purposes hereof, a Bridge Lender's "Pro-Rata Amount" shall be equal to the number of shares obtained by multiplying such Bridge Lender's Pro-Rata Share (as set forth on Exhibit A hereto) by 1,000,000.

                                    (E) Upon consummation of the Bridge
         Conversion in accordance herewith, all of the debtor's obligations under the Bridge Notes including, without limitation, repayment of the outstanding principal amount and any accrued and unpaid interest thereon shall be satisfied in full, and each Bridge Note shall be deemed cancelled and of no further force and effect. The Collateral Agent shall use commercially reasonable efforts to cause each Bridge Lender to return the original Bridge Note issued to such Bridge Lender, marked as cancelled, to the Buyer; provided, however, that the failure by any Bridge Lender to so return such original Bridge Note shall not in any manner affect the above-described conversion.

                                    (F) Notwithstanding the foregoing, in the
         event that the consummation of Bridge Conversion does not occur due as a result of the inability of the Buyer to satisfy any of the conditions set forth in Sections 2(a)(ii) and (a)(iii) herein (other than the condition in the respective clause (A) thereof) by August 15, 2003, any and all Bridge Indebtedness shall become immediately due and payable on such date.

                           (ii) The obligations of the Bridge Lenders to
effectuate the Bridge Conversion shall occur upon the satisfaction or waiver of the following conditions:

                                    (A) the Closing shall have occurred under
         the Asset Purchase Agreement in form and substance satisfactory to the Majority Lenders;

                                    (B) all necessary corporate approvals of the
         Buyer required to effect the Bridge Conversion shall have been obtained including, without limitation, the approval of the Buyer's shareholders of (I) the Bridge Conversion, and (II) the amendment of the Buyer's articles of incorporation to provide that the Buyer shall not be subject to Subchapters (E) and (F) of the Pennsylvania Business Corporation Law (the "PBCL");

                                    (C) all necessary permits, authorizations,
         consents, notices, and approvals as may be required for the Bridge Conversion under all applicable law shall have been obtained including, without limitation, any so required under (I) the Securities Act of 1933, as amended (the "Securities Act"), (II) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (III) applicable state securities or blue sky laws, (IV) the PCBL and (V) the rules, regulations policies adopted by the National Association of Securities Dealers, Inc. (the "NASD") concerning companies listed on the Nasdaq Stock Market (the "NASD Rules");

                                    (D) the representations and warranties of
         the Buyer set forth in Section 2(b) hereof shall be true and correct in all respects as of the date hereof and as of the Conversion Date with the same force and effect as if they had been made on as of such date (other than representations and warranties made specifically with reference to a particular date, which shall have been true and correct in all respect as of such date), except in each case, or in the aggregate, where the failure to be true and correct (disregarding any additional materiality "baskets" contained therein) does not constitute a Buyer Material Adverse Effect (as such term is defined in Section 2(b) hereof); and

                                    (E) the Collateral Agent, on behalf of the
         Bridge Lenders, shall have received from Cohen & Grigsby, P.C., counsel to the Buyer, an opinion letter addressed to the Bridge Lenders in the form attached hereto as Exhibit B;


                           (iii) The obligations of the Buyer to effectuate the
Bridge Conversion shall occur upon the satisfaction or waiver of the following conditions:

                                    (A) the Closing shall have occurred under
         the Asset Purchase Agreement in form and substance satisfactory to the Majority Lenders;

                                    (B) all necessary corporate approvals of the
         Buyer required to effect the Bridge Conversion shall have been obtained including, without limitation, any required approval of the Buyer's shareholders of (I) the Bridge Conversion, and (II) the amendment of the Buyer's articles of incorporation to provide that the Buyer shall not be subject to Subchapters (E) and (F) of the Pennsylvania Business Corporation Law (the "PBCL");

                                    (C) all necessary permits, authorizations,
         consents, notices, and approvals as may be required for the Bridge Conversion under all applicable law shall have been obtained including, without limitation, any so required under (I) the Securities Act,

         (II) the Exchange Act, (III) applicable state securities or blue sky laws, (IV) the PBCL and (V) the NASD Rules; and

                                    (D) the Buyer shall have received from each
         Bridge Lender an executed Representation Statement in the form attached hereto as Exhibit C (the "Representation Statement").

                  (b) Certain Representations and Warranties of the Buyer. The representations and warranties of the Buyer as set forth on Exhibit D hereto are incorporated by reference herein. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Buyer herein shall survive the execution hereof, the delivery to the Bridge Lenders of the Conversion Shares, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Bridge Lenders, the Collateral Agent, the Majority Lenders or counsel, but shall terminate on the date which is 60 days after the filing of the Buyer's Annual Report on Form 10-K for the year ended March 31, 2003 with the Securities Exchange Commission (the "SEC"); provided, however, that, in the event that the Conversion Date occurs after March 31, 2003, such representations and warranties shall survive until the date which is 60 days after the filing of the Buyer's Annual Report on Form 10-K for the year ended March 31, 2004.

                  (c) Registration Rights.

                           (i) Certain Definitions. For the purposes hereof, the
following definitions shall apply:


                                    (A) "Affiliate" shall have the meaning set
         forth in Rule 12b-2 of the rules and regulations under the Exchange
         Act.

                                    (B) "Effectiveness Termination Date" shall
         mean the earlier of (I) the date that is the later of (a) the second anniversary of the consummation of the Bridge Conversion and (b) the date that no Bridge Lender nor any of its respective Affiliates is an Affiliate of the Buyer, or (II) such date as all unsold securities registered on such Registration Statement may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (III) such date as all securities registered on such Registration Statement have been resold.

                                    (C) "Registrable Securities" shall mean the
         Conversion Shares and any other shares of Buyer Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of Conversion Shares.

                                    (D) "Registration Statement" shall mean a
         registration statement on Form S-3 under the Securities Act or any registration form under the Securities Act subsequently adopted by the SEC which similarly permits the inclusion or incorporation of substantial information by reference to other documents filed by the Buyer with the SEC, including the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statements, and/or as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered thereby; provided, however, that the term "Registration Statement" shall refer to any other registration form under the Securities Act available to the Buyer including, without limitation, a Form S-1 (or any successor form thereto) if the Buyer is not eligible to register securities on Form S-3 or such similar registration form, unless such ineligibility is caused solely by the Buyer's failure to file, within the time periods required by such form, a Form 8-K containing the audited financial statements for Asera (prepared in the manner and for the periods specified in Regulation S-X, Article 3) and pro forma financial information relating to Asera (prepared in the manner specified in Regulation S-X, Article 11) required to be included in a Form 8-K which the Buyer must file with the SEC in connection with the Asset Sale.

                           (ii) Shelf Registration.


                                    (A) The Buyer shall prepare and file or
         cause to be prepared and filed with the SEC, as soon as practicable but in any event no later than ten (10) business days following the Conversion Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Bridge Lenders of the Registrable Securities. The Buyer shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such Registration Statement continuously effective under the Securities Act until the Effectiveness Termination Date. The Buyer shall keep the Bridge Lenders advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof.

                                    (B) At the time the Registration Statement
         is declared effective, each Bridge Lender shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Bridge Lender to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

                           (iii) Selling Procedure.

                                    (A) Following the date that the Registration
         Statement is declared effective by the SEC, the Bridge Lenders shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such Registration Statement during the period of its effectiveness; provided, however, that each Bridge Lender arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

                                    (B) Notwithstanding the foregoing, or
         anything contained herein to the contrary, the Buyer may suspend offers and sales of Registrable Securities pursuant to such Registration Statement if in the good faith judgment of the Buyer's Board of Directors, upon the advice of counsel, (I)(a)(1) such registration would be


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

         substantially contrary to the bests interests of the Buyer because (X) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or
         (Y) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Buyer, or
         (2) such Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (II) the Buyer shall furnish to the Bridge Lenders a certificate signed by the President or Chief Executive Officer of the Buyer stating the good faith judgment of the Board of Directors to such effect, then the Buyer shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Buyer (a "Suspension"); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period. In the event of any Suspension, the Bridge Lenders shall discontinue disposition of Registrable Securities covered by the Registration Statement until copies of a supplemented or amended prospectus are distributed to the Bridge Lenders or until the Bridge Lenders are advised in writing by the Buyer that the use of the applicable prospectus may be resumed.

                           (iv) Expenses of Registration. All expenses incurred
in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Buyer and reasonable fees and disbursements of counsel to the Bridge Lenders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration) shall be borne by the Buyer, other than expenses relating to (A) the compensation of regular employees of the Buyer, which shall be paid in any event by the Buyer, and (B) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Bridge Lenders.

                           (v) Registration Procedures. Subject to the
provisions hereof, and until the Effectiveness Termination Date, the Buyer shall take the following actions:

                                    (A) Prepare and file with the SEC the
         Registration Statement in accordance herewith;

                                    (B) Furnish to the Bridge Lenders such
         reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                                    (C) Use commercially reasonable efforts to
         register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Bridge Lenders for the purpose of


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

         permitting the offers and sales of the securities in such jurisdictions, provided that the Buyer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                                    (D) Notify as soon as reasonably practicable
         after the Buyer becomes aware the Bridge Lenders at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                                    (E) If for any reason it shall be necessary
         to amend or supplement the Registration Statement or the prospectus used in connection with such Registration Statement in order to correct any untrue statements, (I) ensure that the Registration Statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, (II) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus as may be necessary to correct such untrue statements, and
         (III) ensure that such Registration Statement is not misleading or to comply with the provisions of the Securities Act, provided that, to the extent that any statements to be corrected relate to any information provided by the Bridge Lenders, the Buyer shall not be obligated to amend the Registration Statement until the Buyer has received such corrected information from the Bridge Lenders and has had a reasonable opportunity to amend or supplement such Registration Statement or prospectus;

                                    (F) If the Registration Statement ceases to
         be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

                                    (G) Cause all such Registrable Securities
         registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Buyer are then listed or included; and

                                    (H) Provide a transfer agent and registrar
         for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         In addition, in the event of any underwritten public offering, the Buyer shall (I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that each Bridge Lender also enters into and perform its respective obligations under such an agreement, and (J) use its best efforts to furnish, at the request of the Bridge Lenders, (x) an opinion, dated as of the date that the registration statement with respect to such securities becomes effective, of the counsel representing the Buyer for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Bridge Lenders), addressed to the underwriters, if any, and to the Bridge Lenders, and (y) a letter dated such date, from the independent certified public accountants of the Buyer, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Bridge Lenders), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

                           (vi) Indemnification.

                                    (A) The Buyer shall indemnify each Bridge
         Lender, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) such Bridge Lender within the meaning of the Securities Act, (collectively, the "Bridge Lender's Agents") with respect to which registration, qualification or compliance has been effected pursuant hereto, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (I) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (II) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (III) any violation by the Buyer of the Securities Act, the Exchange Act or any rule or regulation promulgated thereunder applicable to the Buyer in connection with any such registration, qualification or compliance, and shall reimburse each Bridge Lender, and such Bridge Lender's Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Buyer shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Buyer by an instrument duly executed by such Bridge Lender and stated to be specifically for use therein or furnished in writing by such Bridge Lender to the Buyer in response to a request by the Buyer stating specifically that such information shall be used by the Buyer therein.

                                    (B) Each Bridge Lender shall indemnify the
         Buyer, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Buyer within the meaning of the Securities Act (collectively, the "Buyer's Agents"), each other Bridge Lender and its respective Bridge Lender's Agents, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (I) any untrue statement (or alleged untrue statement) of a material



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

         fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (II) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Buyer and the other Bridge Lenders and the respective Buyer's Agents and Bridge Lender's Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Buyer by an instrument duly executed by such Bridge Lender and stated to be specifically for use therein or furnished by such Bridge Lender to the Buyer in response to a request by the Buyer stating specifically that such information shall be used by the Buyer therein; provided, further, that the indemnity agreement provided in this Section 2(c)(vi) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of such Bridge Lender, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with subsection (C) hereof. In no event shall a Bridge Lender's indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

                                    (C) Each party entitled to indemnification
         under this Section 2(c)(vi) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 2(c)(vi), but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                                    (D) If the indemnification provided for in
         this Section 2(c)(vi) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Bridge Lender under this Section 2(c)(vi) exceed the net proceeds from the offering received by such Bridge Lender. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                                    (E) The obligations of the Buyer and the
         Bridge Lenders under this Section 2(c)(vi) shall survive the completion of any offering of the Registrable Securities in a Registration Statement hereunder, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

                           (vii) Information by the Bridge Lenders. As a
condition precedent to the obligations of the Buyer hereunder, each Bridge Lender shall furnish to the Buyer all such information and materials regarding such Bridge Lender and the distribution proposed by such Bridge Lender as the Buyer may reasonably request in writing in connection with any registration, qualification or compliance referred to herein. Each Bridge Lender will promptly notify the Buyer in writing of any changes in the information set forth in the registration statement after it is prepared regarding such Bridge Lender or its plan of distribution to the extent required by applicable law.

                           (viii) Inclusion of Additional Securities. The Buyer
may include additional Buyer securities in any registration pursuant hereto for its own account and by other parties in amounts as determined by the Buyer's Board of Directors, provided that any such inclusion does not (A) reduce the number of Registrable Securities (or other Buyer securities held by any Bridge Lender) which are included in the Registration Statement filed pursuant hereto or otherwise materially and adversely affect the rights of the Bridge Lenders hereunder, or (B) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

                           (ix) Termination of Registration Rights. All rights
and obligations provided for in this Section 2(c) (except for in Section 2(c)(vi), which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.

         Section 3. Consulting Arrangement and Additional Equity Issuance. Concurrently with the execution hereof, the Buyer and KPCB shall enter into a consulting agreement in the form appended hereto as Exhibit E (the "Consulting Agreement") pursuant to which KPCB (together with its affiliates) will agree to provide to the Buyer advice and assistance with respect to certain selling, strategy and general operational matters as further set forth therein. In consideration of KPCB's execution of the Consulting Agreement and the provision of such services thereunder, the Buyer will issue and deliver to KPCB warrants (the "Warrants") to purchase shares of Buyer Common Stock (the "Warrant Shares") in the form attached thereto. The effectiveness of the Consulting Agreement and the issuance of the Warrants shall be subject to certain conditions as set forth therein. KPCB shall be entitled to certain registration rights with respect to the Warrant Shares as set forth in the Consulting Agreement.

         Section 4. Meeting; Proxy.

                  (a) Proxy Statement. As soon as commercially practicable hereafter, but in no event later than June 30, 2003, the Buyer shall prepare and file with the SEC a proxy statement meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the SEC (the "Proxy Statement") to solicit, at a duly convened meeting of the Buyer's shareholders ("Shareholders' Meeting"), such shareholders' approval of the following matters, which shall be presented as a single matter for the approval of the shareholders (collectively, the ("Voting Matters"): (i) the Bridge Conversion; (ii) the Consulting Agreement; (iii) certain amendments of the Buyer's articles of incorporation and bylaws as are necessary to effect the transactions contemplated hereby (including, without limitation, the amendments necessary so as to ensure that Subchapters (E) and (F) of the Chapter 25 of the PBCL does not apply to the Transactions)(the "Charter Amendment"); and (iv) each of the respective transactions contemplated thereby including, without limitation, the issuance of the Warrants pursuant to the Consulting Agreement and Seller Warrants (as such term is defined in the Asset Purchase Agreement) pursuant to the Asset Purchase Agreement (collectively, the "Transactions"). Notwithstanding anything contained herein to the contrary, if the audited financial statements for Asera (prepared in the manner and for the periods specified in Regulation S-X, Article 3) and pro forma financial information relating to Asera (prepared in the manner specified in Regulation S-X, Article
11) which are required to be included in the Proxy Statement pursuant to Regulation 14A and Regulation S-X (the "Asera Financial Statements") are unavailable as of June 30, 2003, the Buyer may delay the filing with the SEC of the Proxy Statement until such time after June 30, 2003 as the Buyer shall have received the Asera Financial Statements. In such an event, the Buyer shall use its best efforts to incorporate such Asera Financial Statements into the Proxy Statement and file the Proxy Statement with the SEC as soon as reasonably practicable thereafter. In connection with the preparation of the Proxy Statement, each of Assignee, Asera and the Bridge Lenders shall promptly provide to the Buyer such information concerning the business, financial statements and affairs of Assignee, Asera or Bridge Lenders, as applicable, as may be required under applicable law, and such other information as the Buyer may reasonably request in good faith and upon the advice of counsel, for inclusion in the Proxy Statement, or in any amendments or supplements thereto, and cause its counsel and auditors to cooperate with the Buyer's counsel and auditors in the preparation of the Proxy Statement. The Buyer shall use commercially reasonable efforts to have the Proxy

Statement cleared by the SEC as promptly as practicable after such filings, and shall cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time after the Proxy Statement is cleared by the SEC. The Proxy Statement shall include the recommendation of the Board of Directors of the Buyer in favor of each of the Transactions and the conclusion of the Buyer's Board of Directors that the terms and conditions of each of the Transactions are fair and reasonable to, and in the best interests of, the shareholders of the Buyer. Each of the Buyer, the Assignee, Asera and the Bridge Lenders, severally and not jointly, represents and warrants that the information to be supplied by or on behalf of such party for inclusion in the Proxy Statement to be sent to the shareholders of the Buyer in connection with the Shareholders' Meeting (as defined below) shall not, on the date the Proxy Statement is first mailed to the Buyer's shareholders or at the time of the Shareholders' Meeting, (a) contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, (b) omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading, or (c) omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders' Meeting which has become false or misleading. If at any time prior to the Shareholders' Meeting any fact or event relating to any party is discovered by such party or occurs which should be set forth in a supplement to the Proxy Statement, such party shall promptly inform each other party hereto of such fact or event. The Buyer shall keep the Assignee, Asera and the Bridge Lenders apprised of the status of matters relating to the Proxy Statement and the Shareholders' Meeting, including promptly furnishing the Assignee, Asera and the Collateral Agent with copies of notices or other communications related to the Proxy Statement or the Shareholders' Meeting received by the Buyer from the SEC or NASD.

                  (b) Shareholders' Meeting. The Buyer shall, in accordance with the laws of the State of Pennsylania and the Buyer's articles of incorporation and bylaws, use its best efforts to convene the Shareholders' Meeting within 21 days (or such other time period that is mutually agreed to by the consent of the Company and Consent of the Investors) after the Proxy Statement is declared effective, to consider and vote upon giving such holders' approval of the Transactions.

         Section 5. Indemnification.


                  (a) Damages relating to the Proxy Statement.

                           (i) The Buyer shall indemnify each of the Bridge
Lenders, Asera and the Assignee (each, a "Key Party") and its respective officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) such person within the meaning of the Securities Act, (collectively, the "Agents") against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on, related to or in any way attributable to (A) any untrue statement or alleged untrue statement of a material fact contained in the Proxy Statement or any amendment or supplement thereto, or (B) the omission or alleged omission to state in the Proxy Statement, including any amendment or supplement thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading, and shall reimburse the Key Party and its Agents for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Buyer shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Buyer by an instrument duly executed by such Key Party and stated to be specifically for use therein or furnished in writing by such Key Party to the Buyer in response to a written request by the Buyer stating specifically that such information shall be used by the Buyer therein.

                           (ii) Each Key Party shall indemnify the Buyer and
each other Key Party and their respective Agents against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on, related to or in any way attributable to (A) any untrue statement or alleged untrue statement of a material fact contained in the Proxy Statement or any amendment or supplement thereto, or (B) the omission or alleged omission to state in the Proxy Statement, including any amendment or supplement thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading, and shall reimburse each person entitled to indemnification hereunder for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Proxy Statement or any amendments or supplements thereto in reliance upon and in conformity with written information furnished in writing to the Buyer by an instrument duly executed by such Key Party and stated to be specifically for use therein or furnished by such Key Party to the Buyer in response to a written request by the Buyer stating specifically that such information shall be used by the Buyer therein; provided, further, that the indemnity agreement provided in this Section 5(a)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of such person entitled to indemnification hereunder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with subsection (iii) hereof.

                           (iii) Each party entitled to indemnification under
this Section 5(a) (the "Indemnified Proxy Party") shall give notice to the party required to provide indemnification (the "Indemnifying Proxy Party") promptly after such Indemnified Proxy Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Proxy Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Proxy Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Proxy Party (whose approval shall not be unreasonably withheld). The Indemnified Proxy Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Proxy Party shall bear the expense of such defense of the Indemnified Proxy Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Proxy Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Proxy Party of its obligations under this Section 5(a), but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Proxy Party in the defense of any such claim or any such litigation. No Indemnifying Proxy

Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Proxy Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Proxy Party of a release from all liability in respect to such claim or litigation.

                           (iv) If the indemnification provided for in this
Section 5(a) is held by a court of competent jurisdiction to be unavailable to an Indemnified Proxy Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Proxy Party, in lieu of indemnifying such Indemnified Proxy Party hereunder, shall contribute to the amount paid or payable by such Indemnified Proxy Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Proxy Party on the one hand and of the Indemnified Proxy Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Proxy Party and of the Indemnified Proxy Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Proxy Party or by the Indemnified Proxy Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (v) The obligations of the parties under this Section
5(a) shall survive the Shareholders' Meeting and any investigation made by or on behalf of the Indemnified Proxy Party or its Agents.

                  (b) Bridge Lenders. The Buyer agrees to indemnify and hold harmless each Bridge Lender and its respective Agents (collectively, the "Bridge Lender Indemnitees"), against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on, related to or in any way attributable to any breach of any representation, warranty, agreement or covenant of the Buyer set forth in Section 2(b) hereof. Upon written request, the Buyer agrees to reimburse the Bridge Lender Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such claims, losses, damages and liabilities, as such expenses or other costs are incurred. The Bridge Lender Indemnitees may select their own counsel. This indemnity shall be in addition to any obligations that the Buyer may otherwise have with respect to any Bridge Lender, including, without limitation, any obligations to any Bridge Lender or its representatives in their individual capacities as directors of the Buyer. Notwithstanding the foregoing, the Buyer's aggregate liability hereunder shall be limited to the aggregate Bridge Indebtedness plus all expenses incurred by the Bridge Lender Indemnitees in connection with such claim, loss, damage or liability; provided, however, that the foregoing limitation shall not apply to any claims, losses, damages or liabilities (or expenses relating thereto) relating to a breach by the Buyer of the representations and warranties set forth in Section 2(d)(v) and 2(q) of Exhibit D hereto.

         Section 6. Miscellaneous Provisions.

                  (a) Entire Agreement. This Agreement, together with each of the exhibits and schedules hereto and thereto, constitutes the entire agreement of the parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.

                  (b) Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any provision of Section 3 hereof may be amended or waived by the Buyer and KPCB alone; provided, further, that any provision of
Section 4 hereof may be amended or waived by the Buyer and KPCB, in its capacity as the Collateral Agent with the consent of the Majority Lenders.

                  (c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the state of Delaware without giving effect to the choice of law provisions thereof.

                  (d) Waiver of Jury Trial. THE UNDERSIGNED ENTITIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY INDEMNIFIED PERSON, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE UNDERSIGNED ENTITIES EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE UNDERSIGNED ENTITIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS CONSENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

                  (e) Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other person or entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

                  (f) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. No party may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Agreement without the prior written consent of the other party except as expressly set forth herein.

                  (g) Notices. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed:

             If to the Buyer:      SEEC, Inc.
                                   Park West One, Ste. 200
                                   Cliff Mine Road
                                   Pittsburgh, Pennsylvania 15275
                                   Facsimile:        412.893.0415
                                   Attention:        Chief Executive Officer

                With a copy to:    Cohen & Grigsby, P.C.
                                   11 Stanwix St., 15th Floor
                                   Pittsburgh, Pennsylvania  15222
                                   Facsimile:        412.209.0672
                                   Attention:        Daniel L. Wessels

             If to KPCB:           KPCB Holdings, Inc.
                                   c/o Kleiner Perkins Caufield & Byers
                                   2750 Sand Hill Road
                                   Menlo Park, California  94025
                                   Facsimile:        650.233.0378
                                   Attention:        John A. Denniston
                                                     Chief Operating Officer

                With a copy to:    Brobeck, Phleger & Harrison LLP
                                   One Market - Spear Tower
                                   San Francisco, California 94105
                                   Facsimile:        415.442.1010
                                   Attention:        Ronald B. Moskovitz

             If to Sherwood:       Sherwood Partners, Inc.
                                   1849 Sawtelle Blvd., Ste. 543
                                   Los Angeles, California 90025
                                   Facsimile:        310.477.8402
                                   Attention:        Michael Maidy

                With a copy to:    Sulmeyer, Kupetz, Baumann & Rothman
                                   300 South Grand Ave., 14th Floor
                                   Los Angeles, California 90071
                                   Facsimile:        213.629.4520
                                   Attention:        David S. Kupetz

             If to Asera:          Asera, Inc.
                                   600 Clipper Dr., Ste. 100
                                   Belmont, California  94002
                                   Facsimile:        650.620.9744
                                   Attention:        Chief Executive Officer

                With a copy to:    Fenwick & West LLP
                                   Silicon Valley Center
                                   801 California Street
                                   Mountain View, California 94041
                                   Facsimile:        650. 938.5200
                                   Attention:        Richard L. Dickson

All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

                  (h) Interpretation. When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used in this Agreement shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Agreement shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Agreement, the phrases "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to January 8, 2003. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (i) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

                  (j) Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

                  (k) Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                      (This space intentionally left blank)

                  IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

"KPCB"                                                       "BUYER"

KPCB HOLDINGS, INC., as nominee,          SEEC, INC., a Pennsylvania corporation
a Delaware corporation

By:      /s/ John A. Denniston            By:      /s/ Ravindra Koka
         ---------------------------               ---------------------------
Name:    John A. Denniston                Name:    Ravindra Koka
Title:   President                        Title:   President and CEO


"SHERWOOD" OR "ASSIGNEE"                  "ASERA"

SHERWOOD PARTNERS, INC., a California     ASERA, INC., a Delaware corporation
corporation, solely in its capacity as
assignee for the benefit of creditors
of Asera, Inc.                            By:      /s/ David J. Murphy
                                                   -------------------
                                                   Name:    David J. Murphy
By:      /s/ Michael A. Maidy                      Title:   President and CEO
         ---------------------------
Name:    Michael A. Maidy
Title:   President